SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        BioSpecifics Technologies Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5) Total fee paid:

________________________________________________________________________________
[_] Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

________________________________________________________________________________
     2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3) Filing Party:

________________________________________________________________________________
     4) Date Filed:

________________________________________________________________________________

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563



November 11, 2003


TO THE STOCKHOLDERS:

           You are cordially invited to attend the 2003 Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Rockville Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 16, 2003 at 2:00 p.m. local time.

           The Notice of the 2003 Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

           We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

           YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                                          Very truly yours,
                                                          Edwin H. Wegman
                                                          Chairman of the Board

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD December 16, 2003
                              ____________________

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Rockville Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 16, 2003 at 2 p.m. local time. At the meeting, we will ask you to vote in favor of the following proposals:

                    No. 1. To elect two directors of the Company to hold office for the term as described in the enclosed proxy statement;

                    No. 2. To approve an amendment to the BioSpecifics Technologies Corp. 2001 Stock Option Plan to increase by 1,000,000 the total number of shares of common stock authorized for issuance under the plan to 1,750,000 from 750,000.

                    No. 3. To ratify the selection of BDO Seidman LLP as independent auditors of the Company for its fiscal period ending December 31, 2003.

           We may also transact any other business that is properly presented at the meeting, or any or all adjournments or postponements thereof.

           Your board of directors recommends that you vote in favor of the three proposals as more fully outlined in this proxy statement. Only stockholders of record at the close of business on November 3, 2003 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

           YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES).
                                             By Order of the Board of Directors,
                                             Albert Horcher
                                             Secretary

Lynbrook, New York
November 11, 2003

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                               __________________


                                 PROXY STATEMENT
                                 ---------------


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 16, 2003


           This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Rockville Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570 on December 16, 2003 at 2 p.m. and any adjournments or postponements thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

           The Company intends to send the proxy materials and the Annual Report for the fiscal year ended January 31, 2003 ("fiscal 2003") to Stockholders on or about November 25, 2003.


                 INFORMATION CONCERNING SOLICITATION AND VOTING


OUTSTANDING SHARES ENTITLED TO VOTE

           On November 1, 2003, there were outstanding 4,888,148 shares of common stock, $.001 par value per share, of the Company ("Common Stock"). Record holders of shares of Common Stock on November 3, 2003, the record date, will be entitled to one vote for each share of such stock.


SOLICITATION OF PROXIES

           THE SOLICITATION OF PROXIES IN THE ENCLOSED FORM IS MADE ON BEHALF OF THE COMPANY AND THE COMPANY IS PAYING THE COST OF THIS SOLICITATION. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.


RECORD DATE; REVOCABILITY OF PROXIES

           The Board of Directors has fixed the close of business on November 3, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

           The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised, by delivery of a later dated proxy prior to the Annual Meeting or by attending the meeting and voting in person. There are no matters to be voted on which concern valuations; therefore, there are no statutory dissenters rights of appraisal.

QUORUM; VOTING

           The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

           Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR" the Board's nominees for directors as listed on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. The proxies are authorized to vote upon such matters incident to the conduct of the meeting or any adjournment thereof. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. Concerning the election of directors, by checking the appropriate box on your proxy card, you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any or all of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

           If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes.

           The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

OWNERSHIP OF EQUITY SECURITIES

           To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of November 1, 2003 of (i) those persons or groups known to the Company to beneficially own 5% or more of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in fiscal 2003 (which ended January 31, 2003), and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.

                                           NUMBER OF SHARES
NAME OF                                     OF COMMON STOCK          PERCENT OF
BENEFICIAL OWNER                          BENEFICIALLY OWNED           CLASS
----------------                          ------------------           -----
Edwin H. Wegman (1)                           2,242,823                41.0%
Thomas L. Wegman (2)                            240,544                 4.4%
Paul A. Gitman, MD. (3)                          80,925                 1.5%
Rainer Friedel (4)                              145,000                 2.7%
Louis Lasagna (deceased) (7)                     25,425                   *
Albert Horcher (5)                               78,000                 1.4%
Henry Morgan (6)                                 62,528                 1.2%
Directors and executive officers as a         2,875,245                52.6%
group (6 persons)
____________________________________
(*)        Less than 1%.

(1) Includes 1,843,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shares beneficially owned by The Isabel H. Wegman Rev. Trust. The sole trustee of this trust is Mr. Wegman's brother. Includes options to purchase 66,750 shares of Common Stock that are currently exercisable. Does not include options to purchase 79,250 shares of Common Stock that are not currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

(2) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 205,800 shares of Common Stock that are currently exercisable. Thomas L. Wegman is a son of Edwin H. Wegman.

(3) Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children. Includes options to purchase 35,425 shares of Common Stock that are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(4) Includes options to purchase 145,000 shares of Common Stock that are currently exercisable.

(5) Includes options to purchase 73,000 shares of Common Stock which are currently exercisable.

(6) Includes 8,000 shares of Common Stock held by Garrubbo and Morgan, a partnership of which Mr. Morgan is a general partner owning a 50% equity position. Mr. Morgan disclaims beneficial ownership of 4,000 of such shares. Includes options to purchase 30,000 shares of Common Stock that are currently exercisable. Mr. Morgan's business address is c/o Morgan, Melhuish, Monaghan, Arvidson, Abrutyn & Lisowski, 651 West Mt. Pleasant Avenue, Livingston, New Jersey 07039-1873.

(7) Includes options to purchase 25,425 shares of Common Stock that are currently exercisable. Dr. Lasagna died August 7, 2003. His estate may exercise these options for the ensuing six-month period.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


           The Board of Directors is divided into three classes, each of which is for a term of three years, with only one class of directors being elected in each year. The term of office of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman will expire at the Annual Meeting in 2003, the term of office of the second class of directors, presently consisting of Henry Morgan will expire on the date of the Annual Meeting in 2004, and the third class of directors, consisting of Edwin H. Wegman and Dr. Rainer Friedel will expire on the date of the Annual Meeting in 2005. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified. John T. Lane resigned from the board on March 12, 2003 for personal reasons. Gerald Bendele, who was appointed as a director of the Company effective October 30, 2002 resigned from the board on May 20, 2003 for personal reasons. Henry Morgan resigned from the board May 16, 2003 for personal reasons but rejoined the board on July 10, 2003. Dr. Louis Lasagna, who had been a director since 1999, died in August 2003.

           Two persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Thomas L. Wegman and Dr. Paul A. Gitman as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. The election of directors requires a plurality vote of those shares voted at the meeting. Each nominee has informed the Company that he will serve if elected.

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

           The nominees for director have the positions with the Company and principal occupations set forth in the table below.

                            AGE AT
                           NOVEMBER       POSITION WITH THE COMPANY                                         TERM
NAME                       1, 2003         AND PRINCIPAL OCCUPATION                 DIRECTOR SINCE         EXPIRES
----                       -------      -------------------------------------       --------------         -------
Thomas L. Wegman              48       Director, Executive Vice President                1994               2003
Dr. Paul A. Gitman            62       Director; Medical Director, Long Island           1990               2003
                                       Jewish Medical Center

           Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed his current position. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

           Dr. Gitman is Medical Director at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, MD., P.C.

INFORMATION CONCERNING CONTINUING DIRECTORS

           Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.

                          AGE AT
                         NOVEMBER       POSITION WITH THE COMPANY                                         TERM
NAME                     1, 2003         AND PRINCIPAL OCCUPATION                 DIRECTOR SINCE         EXPIRES
----                     -------    ---------------------------------------       --------------         -------
Henry Morgan               82       Director; Senior partner of the law firm          1990               2004
                                    Morgan, Melhuish, Monaghan, Arvidson,
                                    Abrutyn & Lisowski
Edwin H. Wegman            83       Chairman of the Board and President               1990               2005
Dr. Rainer Friedel         61       Director; Managing Director of                    1995               2005
                                    Biospecifics Pharma GmbH, the Company's
                                    German subsidiary ("Pharma")

           Henry Morgan has had the principal occupation set forth in the table above for the past five years. For personal reasons, Mr. Morgan resigned from the board on May 16, 2003 and rejoined the board on July 10, 2003.

           Edwin H. Wegman has had the principal occupation and positions with the Company set forth in the table above for the past five years, and has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years.

           Dr. Rainer Friedel has been a director of the Company since November 1995 and managing director of BioSpecifics Pharma since January 1, 1996. From January 1994 to January 1, 1996, Dr. Friedel served as Chief Executive Officer of GBM Technology Transfer and Technology Risk Assessment, GmbH. The Company and Dr. Friedel have entered into an employment agreement effective January 1, 1999 pursuant to which Dr. Friedel has agreed to devote all of his working capacity to the Company and its subsidiaries in Germany and the United States. In fiscal 2002, Dr. Friedel received a salary of $192,500. Dr. Friedel is entitled to one year's notice of the Company's termination of the employment agreement.

EXECUTIVE OFFICERS

           In addition to the executive officers named above, the Company employs Albert Horcher as its Secretary, Treasurer, and Principal Financial and Chief Accounting Officer. Mr. Horcher, a certified public accountant, has served in these positions since July 1997 and is 44 years old. From February 1991 to July 1997, he served as the Company's Controller and Principal Financial and Chief Accounting Officer. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

BOARD MEETINGS AND COMMITTEES

           During the last fiscal year that ended January 31, 2003, the board of directors met 11 times. All incumbent directors attended at least 90% of board meetings.

           Audit Committee. The Board has an Audit Committee consisting of Dr. Paul A. Gitman, and Henry Morgan, and prior to his resignation for personal reasons, John Lane. The function of the Audit Committee is to recommend selection of the Company's independent accountants, review with the independent accountants the results of their audits, review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, review all budgets of the Company and its subsidiaries and make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The audit committee met 4 times during the last fiscal year. Paul A. Gitman attended two of those meetings and Henry Morgan attended all four.

           Stock Option Committee. The stock option committee consists of Dr. Paul A Gitman and Henry Morgan. The function of the Stock Option Committee is to administer the Company's 1993 Stock Option Plan (the "1993 Plan"), the Company's 1997 Stock Option Plan (the "1997 Plan"), and the Company's 2001 Stock Option Plan (the "2001 Plan"). The stock option committee acted by unanimous written consent 3 times during the last fiscal year.

           Executive Committee. The executive committee consists of Edwin H. Wegman and Thomas L. Wegman. The function of the Executive Committee is, except for certain matters reserved to the full Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The executive committee did not meet during the last fiscal year.

           The Board does not have nominating or compensation committees.

DIRECTOR COMPENSATION

           The Company has no specific policy for compensating directors. In past fiscal years, directors who were not employees were compensated for meetings attended in person at the Company's headquarters, at a rate of $1,500 per meeting. However, during fiscal 2003, none of the incumbent directors, and none of the former directors were paid for any meetings attended in person, and no accruals were made. The late Dr. Louis Lasagna received $5,080 as a member of the Company's Scientific Advisory Board in fiscal year 2003, which includes reimbursement of expenses.

                                 PROPOSAL NO. 2

                       AMENDMENT OF 2001 STOCK OPTION PLAN

           You are being asked to approve an amendment of the 2001 stock option plan. The amendment would increase the number of shares authorized for grant from 750,000 shares to 1,750,000 shares, an increase of 1,000,000 shares. The plan is applicable for grants to officers, employees, advisers, consultants and directors of the company and its majority owned subsidiaries. A total of 1,750,000 shares of common stock would be authorized for issuance under the amended plan, of which 730,500 were subject to outstanding options at January 31, 2003, leaving 1,019,500 shares available for grant. This includes the proposed increase of 1,000,000 shares. During fiscal 2003, we granted the following under this plan:

           o Options to purchase a total of 104, 000 shares at exercise prices ranging from $1.00 to $1.10 per share to three current executive officers;

           o Options to purchase a total of 271,050 shares at an exercise price of $1.00 to other employees;

           o Options to purchase 21,700 shares at an exercise price of $1.00 to four then-current directors who are not executive officers.

           For information regarding stock options grants to our CEO and three other most highly compensated executives for the fiscal year ended January 31, 2003, see "Executive Compensation - Summary Compensation Table".

           The board of directors believes that this increase in the number of shares authorized for grant is necessary to assure that we have a sufficient reserve available to attract and retain the services of individuals we consider essential to our long-term success. This amendment to the 2001 plan will reserve for issuance an additional 1,000,000 shares of common stock and make no other change. If the stockholders do not approve this plan, the 2001 stock option plan will continue with the present authorization for issuance.

           There are currently no grants with respect to the additional shares of our common stock to be reserved for issuance under the 2001 stock option plan. The number of shares of our common stock that may be granted to executive officers, non-executive directors and non-executive employees has not yet been determined, as such grants are subject to the discretion of the stock option committee.

           The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the increase amendment.

           The board of directors recommends a vote "FOR" approval of Proposal No. 2.

           The Company's stock option plans are as follows:

           In July 1994, the Company's stockholders approved a stock option plan (the "1993 plan") for eligible key employees, directors, independent agents, and consultants who make a significant contribution toward the Company's success and development and to attract and retain qualified employees. Under the 1993 plan, qualified incentive stock options and non-qualified stock options may be granted to purchase up to an aggregate of 200,000 shares of the Company's common stock, subject to certain anti-dilution provisions. The exercise price per share of common stock may not be less than 100% (110% for qualified incentive stock options granted to stockholders owning at least 10% of common shares) of the fair market value of the Company's common stock on the date of grant. In general, the options vest and become exercisable in four equal annual installments following the date of grant, although the Board of Directors, at its discretion, may provide for different vesting schedules, and expire ten years (five years for qualified incentive stock options granted to stockholders owning at least 10% of common shares) after such date. In accordance with terms of the 1993 plan, no option shall be granted under the plan subsequent to ten years after its effective date, or July 2004. During fiscal 2003, we granted the following under the 1993 plan:

           o Options to purchase a total of 20,000 shares at an exercise price of $1.00 per share to one current executive officer;

           o Options to purchase a total of 22,250 shares at an exercise price of $1.00 to other employees;

           o Options to purchase 21,700 shares at an exercise price of $1.00 to four then-current directors who are not executive officers

           In July 1997, the Company's stockholders approved a stock option plan (the "1997 plan") with terms identical to the 1993 plan. The 1997 plan authorizes the granting of awards of up to an aggregate of 500,000 shares of the Company's common stock, subject to certain anti-dilution provisions. During fiscal 2003, we granted the following under the 1997 plan:

           o Options to purchase a total of 55,650 shares at an exercise price of $1.00 to non-executive employees;

           o Options to purchase 11,000 shares at an exercise price of $1.00 to two consultants.

           In August 2001, the Company's stockholders approved a stock option plan (the "2001 plan"), with terms similar to the 1997 plan. The 2001 plan authorizes the granting of awards of up to an aggregate of 750,000 shares of the Company's common stock, subject to certain anti-dilution provisions. It is this plan that the Company seeks to amend in Proposal No. 2.

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           The audit committee appointed, with Board notification, BDO Seidman LLP as our independent auditors for the fiscal period ending December 31, 2003. BDO has served as our independent auditors since December 2001 and provided us with audit and tax services with respect to the fiscal years ended January 31, 2002 and 2003. No person, entity or intermediary who is an affiliate of BioSpecifics is an affiliate of the Independent Auditors named herein.

           In the event that ratification of this selection is not approved at the annual meeting the audit committee will re-address its selection of auditors.

           A representative of BDO Seidman LLP will be present at the annual meeting. The representative will have an opportunity to make a statement and will be available to respond to questions from shareholders.

           The board of directors recommends a vote "FOR" approval of Proposal No. 3.

                      EQUITY COMPENSATION PLAN INFORMATION

           We maintain three equity compensation plans, the 1993 stock option plan, the 1997 stock option plan and the 2001 stock option plan, as previously described. The following table sets forth information regarding securities authorized for issuance under our equity compensation plans as of January 31, 2003, and excludes the proposed increase previously described:

----------------------------------- ------------------------------ ------------------------- --------------------------------
                                     Number of securities to be        Weighted average      Number of securities remaining
                                       issued upon exercise of        exercise price of       available for future issuance
                                         outstanding options         outstanding options     under equity compensation plans
----------------------------------- ------------------------------ ------------------------- --------------------------------
Equity compensation plans
approved by security holders                 1,358,325                     $2.88                        56,150
----------------------------------- ------------------------------ ------------------------- --------------------------------

                             EXECUTIVE COMPENSATION

           OFFICERS

           The following table sets forth information concerning compensation for services rendered in all capacities awarded to, or earned by, certain of the Company's executive officers for the fiscal years indicated. There are no other officers who earned an aggregate salary and bonus in excess of $100,000 during the fiscal year ended January 31, 2003. These executive officers also serve in the same capacities in ABC-New York, and ABC-Curacao, except for Dr. Friedel. Salaries of the executive officers are paid by the Company's subsidiary, ABC-New York, except for Dr. Friedel, who is paid approximately 50% of his salary by the Company's subsidiary, BioSpecifics Pharma GmbH.


------------------------------------------------------------------------------------------------
                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------
                                                             Annual              Long-Term
                                                          Compensation         Compensation
------------------------------------- ---------------- -------------------- --------------------
                                                                                Securities
Name and Principal                      Fiscal Year                         Underlying Options
  Position                              January 31,        Salary ($)               (#)
------------------------------------- ---------------- -------------------- --------------------
Edwin H. Wegman                            2003              405,169              39,000
  President                                2002              405,169              100,000
                                           2001              412,961                 -
------------------------------------- ---------------- -------------------- --------------------
Thomas L. Wegman                           2003              205,895              45,000
  Executive                                2002              205,895              50,000
  Vice President                           2001              209,855              20,000
------------------------------------- ---------------- -------------------- --------------------
Rainer Friedel                             2003              192,500              20,000
  Managing Director                        2002              192,500              50,000
                                           2001              192,500                 -
------------------------------------- ---------------- -------------------- --------------------
Albert Horcher                             2003              120,692              20,000
  Secretary and                            2002              120,692              20,000
  Treasurer                                2001              123,013              10,000
------------------------------------- ---------------- -------------------- --------------------

           The following table contains information concerning the grants of stock options to the named executive officers of the Company during the fiscal year ended January 31, 2003.

-----------------------------------------------------------------------------------------------------------------------------------
                                              OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                               Number of Securities       Percentage of Total      Exercise or Base Price
                                Underlying Options        Options Granted to            ($ Per Share)
Name                             Granted (1),(2)       Employees in Fiscal Year             (3)                Expiration Date
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Edwin H. Wegman                       39,000                     9.0%                      $1.10                   9/24/07
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Thomas L. Wegman                      45,000                     10.3%                     $1.00                   9/24/12
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Rainer Friedel                        20,000                     4.6%                      $1.00                   9/24/12
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Albert Horcher                        20,000                     4.6%                      $1.00                   9/24/12
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------

(1) All outstanding options set forth in this table are currently exercisable.

(2)        These options were granted pursuant to the 2001 and 1993 Plans.

(3) The exercise price is equal to the fair market value of the underlying common stock on the date of grant.

           The following table sets forth information concerning each exercise of stock options during the 2003 fiscal year by each of the named executive officers, along with the fiscal year-end value of unexercised options.


-----------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                AND FISCAL YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Number of Unexercised Options at   Value of Unexercised In-the-Money
                                                                   Fiscal Year-End (#)          Options at Fiscal Year-End ($) (1)
---------------------------- ---------------- ------------- ----------------------------------- -----------------------------------
Name                             Shares           Value
                               Acquired on      Realized
                              Exercise (#)         ($)       Exercisable      Unexercisable       Exercisable      Unexercisable
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------
Edwin H. Wegman                     -              -            66,750            79,250            $44,215           $58,645
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------
Thomas L. Wegman                    -              -           205,800              -               $96,600              -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------
Rainer Friedel                      -              -           145,000              -               $58,800              -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------
Albert Horcher                      -              -            73,000              -               $42,000              -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- ------------------

(1) The dollar values are calculated by determining the differences between $1.84 per share, the fair market value of the Common Stock at January 31, 2003, and the exercise price of the respective options and then multiplying this amount by the number of shares underlying the options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of Form 4's furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended January 31, 2003, except that the directors and officers did not file timely Form 4 for stock option grants made September 24, 2002.

AUDIT COMMITTEE REPORT

           The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed and approved by the Board of Directors in 2001. This report confirms that the Audit Committee has (i) reviewed and discussed the audited financial statements for the year ended January 31, 2003 with management and the Company's independent public accountants, (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statements on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

           Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended January 31, 2003 be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

           In March 2003 we changed our fiscal year end from January 31 to December 31. Our first fiscal year using this new basis will be the eleven months ending December 31, 2003. The audit committee appointed BDO Seidman LLP as our independent auditors for the next fiscal period, the eleven months ending December 31, 2003.

  The aggregate fees and expenses incurred for professional services rendered by our auditors BDO with respect to fiscal years ended January 31, 2003 and 2002 were as follows:
                                                         2003          2002
                                                         ----          ----
Audit fees..........................................   $86,050       $72,500
Tax fees.............................................  $38,050       $25,000
All other fees.......................................  $    --       $    --

           Audit fees include fees for quarterly reviews and the fiscal 2003 and 2002 audit fee. Tax fees include fees for United States tax return preparation and services relating to international taxation.

           The audit committee has determined that the provision of non-audit professional services rendered by BDO is compatible with maintaining auditor independence.

                                                     Respectfully submitted,
                                                     Audit Committee
                                                     Paul Gitman

                              CERTAIN TRANSACTIONS

           The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of WSC and the sole general partner of The S.J. Wegman Company, a limited partnership. In January 1998, WSC and the Company entered into a triple net lease agreement that provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term is 7 years, expiring January 31, 2005. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. As at January 31, 2003, the Company had advanced $35,647 to WSC, and had a 9% non-amortizing mortgage, secured by the Company's headquarters building, from WSC in the amount of $82,606.

           The Company has two loans to the Company's chairman. These loans were made in prior fiscal years. One loan, whose principal balance at January 31, 2003 is $850,237 is a demand promissory note, bears interest at 9% per annum, and is collateralized by approximately 1,800,000 shares of the Company's stock. Another loan, whose principal balance at January 31, 2003 is $56,820 is a demand promissory note, bears interest at 9% per annum, and is uncollateralized. The Company also has two loans with Wilbur St. Corporation ("WSC"), an affiliate of the chairman. One loan is a non-amortizing mortgage from WSC in the amount of $82,606 and bears interest at 9% per annum; the other is for advances to WSC which amount to $35,646. For financial statement purposes, all these loans, which aggregate $1,025,309 are classified as components of stockholders' equity in the balance sheet and appear as "Notes due from chairman and other related party". There is no assurance that we will be able to collect on these notes. In July 2003 the chairman refinanced the mortgage on our administrative headquarters in Lynbrook, New York, which is owned by the affiliate of our chairman, and used the proceeds of the refinancing to repay approximately $307,000 to the Company. Interest income accrued for these loans but not recognized for financial statement purposes aggregated approximately $101,000 and $105,000 for the years ended January 31, 2003 and 2002, respectively. During the fiscal year ended January 31, 2003, the chairman repaid net principal of $91,069. For the period February 1, 2003 through September 30, 2003, the chairman repaid approximately $356,000. At the time the board voted to consolidate and collateralize the loans made in prior years from the Company to Edwin H. Wegman, both Mssrs. Wegman had recused themselves from the vote. ABC-New York has notes payable to a former director of the Company and to a partner of the S.J. Wegman Company, an affiliate, amounting to $14,510 at January 31, 2003. The notes, which bear interest at 9% per annum, are payable on demand.

                           2004 STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of the eleven months ended December 31, 2003 fiscal period for inclusion in the proxy statement of the Company in accordance with Rule 14a-8 of the Exchange Act must be received at the Company's offices by April 1, 2004. In addition, no proposal by a stockholder submitted outside the process of Rule 14a-8 of the Exchange Act shall be presented for vote at the Annual Meeting unless such stockholder shall, not later than the close of business on the fifth day following the date on which notice of the meeting is first given to stockholders, provide the Board of Directors or the Secretary of the Corporation with written notice of intention to present a proposal for action at the forthcoming meeting of stockholders.

                                  OTHER MATTERS

           The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

           A copy of the Company's fiscal 2003 annual report to shareholders is being mailed to shareholders together with this proxy statement, form of proxy, and notice of annual meeting of shareholders. Additional copies may be obtained from the Secretary of BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, NY 11563.


                                           By Order of the Board of Directors,
                                           Albert Horcher
                                           Secretary


Lynbrook, New York
November 11, 2003